                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)
                                       AND
                       GLENBROOK LIFE AND ANNUITY COMPANY
                                   (DEPOSITOR)


         Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                     APRIL 17, 2000
                                     --------------------------


                                     /s/THOMAS J. WILSON, II
                                     --------------------------
                                     Thomas J. Wilson, II
                                     President, Chief Operating Officer,
                                     (Principal Executive Officer) and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)
                                       AND
                       GLENBROOK LIFE AND ANNUITY COMPANY
                                   (DEPOSITOR)


         Know all men by these presents that Michael J. Velotta whose signature appears below, constitutes and appoints Thomas J. Wilson, II his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                     APRIL 17, 2000
                                     --------------------------



                                     /s/MICHAEL J. VELOTTA
                                     --------------------------
                                     Michael J. Velotta
                                     Vice President, Secretary,
                                     General Counsel and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)
                                       AND
                       GLENBROOK LIFE AND ANNUITY COMPANY
                                   (DEPOSITOR)


         Know all men by these presents that Sarah R. Donahue, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, her attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                     APRIL 17, 2000
                                     --------------------------



                                     /s/SARAH R. DONAHUE
                                     --------------------------
                                     Sarah R. Donahue
                                     Assistant Vice President and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)
                                       AND
                       GLENBROOK LIFE AND ANNUITY COMPANY
                                   (DEPOSITOR)


         Know all men by these presents that Brent H. Hamann, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                     APRIL 17, 2000
                                     --------------------------



                                     /s/BRENT H. HAMANN
                                     --------------------------
                                     Brent H. Hamann
                                     Director

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)
                                       AND
                       GLENBROOK LIFE AND ANNUITY COMPANY
                                   (DEPOSITOR)


         Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                     APRIL 17, 2000
                                     --------------------------



                                     /s/JOHN R. HUNTER
                                     --------------------------
                                     John R. Hunter
                                     Vice President and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)
                                       AND
                       GLENBROOK LIFE AND ANNUITY COMPANY
                                   (DEPOSITOR)


         Know all men by these presents that Timothy N. Vander Pas, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                     APRIL 17, 2000
                                     --------------------------



                                     /S/TIMOTHY N. VANDER PAS
                                     --------------------------
                                     Timothy N. Vander Pas
                                     Assistant Vice President and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)
                                       AND
                       GLENBROOK LIFE AND ANNUITY COMPANY
                                   (DEPOSITOR)


         Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                     APRIL 17, 2000
                                     --------------------------



                                     /s/G. CRAIG WHITEHEAD
                                     --------------------------
                                     G. Craig Whitehead
                                     Assistant Vice President and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)
                                       AND
                       GLENBROOK LIFE AND ANNUITY COMPANY
                                   (DEPOSITOR)


         Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                     APRIL 17, 2000
                                     --------------------------



                                     /s/KEVIN R. SLAWIN
                                     --------------------------
                                     Kevin R. Slawin
                                     Vice President and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)
                                       AND
                       GLENBROOK LIFE AND ANNUITY COMPANY
                                   (DEPOSITOR)


         Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                     APRIL 17, 2000
                                     --------------------------



                                     /s/SAMUEL H. PILCH
                                     --------------------------
                                     Samuel H. Pilch
                                     Controller (Principal Accounting Officer)